FEBRUARY 28, 2025
SUPPLEMENT TO
THE HARTFORD DIVIDEND AND GROWTH FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
IMPORTANT NOTICE REGARDING NEW INVESTMENT POLICY FOR THE HARTFORD DIVIDEND AND GROWTH FUND
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The Board of Directors of The Hartford Mutual Funds, Inc. has approved a new non-fundamental policy (“New Policy”) for The Hartford Dividend and Growth Fund in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended (“Names Rule”). The New Policy will become effective upon the compliance date of the Names Rule, which is currently December 11, 2025 (this date may be delayed in the event that the U.S. Securities and Exchange Commission grants an extension). The New Policy is not expected to materially impact the manner in which The Hartford Dividend and Growth Fund is managed. The New Policy for The Hartford Dividend and Growth Fund is as follows: “Under normal circumstances, the Fund invests at least 80% of its assets in a mix of securities of dividend paying companies and securities of growth companies.” Accordingly, effective upon the compliance date of the Names Rule, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the first paragraph is deleted in its entirety and replaced with the following:
The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Under normal circumstances, the Fund invests at least 80% of its assets in a mix of securities of dividend paying companies and securities of growth companies. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
Wellington Management determines whether a company is a growth company based on traditional and other measures of growth. For instance, Wellington Management evaluates whether the company exhibits growth characteristics based on certain metrics, such as earnings per share (EPS) growth and/or revenue growth and/or how such metrics compare to the S&P 500 Index. A company may be determined to be a growth company under any of these factors.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7713
February 2025